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                                                                 Exhibit 10.20


                                    MORTGAGE
                                    --------


                                                                Loan Number ____
                                                                ______, Michigan

         THIS MORTGAGE ("Mortgage") is made this _____ day of ____________, 1998, by WM LIMITED PARTNERSHIP - 1998 D/B/A WENDY'S OF MICHIGAN, a Michigan limited partnership, whose address is 40 Pearl Street NW, Suite 900, Grand Rapids, Michigan 49503 ("Borrower"), in favor of CAPTEC FINANCIAL GROUP, INC., a Michigan corporation, whose address is 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, P.O. Box 544, Ann Arbor, Michigan 48106-0544 (together with its successors, assigns and transferees, "Lender"). This instrument shall become effective on ______________, 1998.

                              PRELIMINARY STATEMENT

         This Mortgage is made to secure all of the following (individually and collectively the "Indebtedness"):

         1. Payment in the sum of ______________________________________ Dollars
_____________, together with interest, costs and all other sums to be paid according to that certain Promissory Note ("Note"), by Borrower to Lender made as of the date of this Mortgage by Borrower; together with any and all extensions, renewals, modifications, substitutions or replacements thereof; and the performance of the covenants and obligations of Borrower due or to become due to Lender under this Mortgage or under any other documents securing payment of all amounts due under the Note (collectively, the "Loan Documents"), and the repayment of all sums expended by Lender in connection with performance of those covenants and obligations.

         2. If the Note, this Mortgage and the Loan Documents are assigned to a trust sponsored by Lender or any of its affiliates to securitize its loan receivables (the "Trust"), "Indebtedness" shall also include the payment of all other sums (together with interest and costs thereon) concurrently or subsequently loaned to Borrower by Captec Financial Group, Inc., a Michigan corporation, Captec Financial Group Funding Corporation, a Michigan corporation, or Captec Leasing Company, a California corporation (each an "Originator"), as evidenced and/or secured by certain notes and other documents of Borrower with respect to such amounts and which notes and other documents are assigned to the Trust, together with any and all extensions, renewals, modifications, substitutions or replacements thereof; and the performance of the covenants and obligations of Borrower due or to become due under such notes and other documents assigned to the Trust, and the repayment of all sums expended in connection with performance of those covenants and obligations (collectively, the "Trust Obligations").

         3. If the Note, this Mortgage and the Loan Documents are not assigned to the Trust, "Indebtedness" shall also include the payment of all other sums (together with interest thereon) concurrently or subsequently loaned to Borrower by an Originator, as evidenced and/or secured by certain notes and other documents of Borrower which are not assigned to the Trust, together with any and all extensions, renewals, modifications, substitutions or


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replacements thereof; and the performance of the covenants and obligations of
Borrower due or to become due under such notes and other documents, and the repayment of all sums expended in connection with performance of those covenants and obligations (collectively, the "Retained Obligations").

         4. This Mortgage is given to secure an obligation incurred by Borrower for the purpose of financing certain improvements on the Real Estate, which obligation may include the acquisition cost of the Real Estate.

         5. THIS MORTGAGE SECURES FUTURE ADVANCES AND IS A FUTURE ADVANCE MORTGAGE UNDER ACT NO. 348 OF THE PUBLIC ACT OF 1990, AS AMENDED (MCLA 565.901 ET SEQ.).


                                 GRANTING CLAUSE
                                 ---------------

         To secure the Indebtedness and as security for the purposes stated elsewhere in this Mortgage, Borrower hereby mortgages and warrants to the Lender, its successors and assigns, the following described properties, rights, interests and privileges (collectively, "Mortgaged Property"):

         1. The parcel(s) of real estate commonly known as __________________, _______, Kent County, Michigan and particularly described on Schedule A attached to this Mortgage and identified as Tax Parcel Number ___________________ ("Real Estate");

         2. All buildings, structures and improvements now located, or subsequently constructed or placed upon the Real Estate, including, without limit, all building materials and building equipment located on the Real Estate;

         3. All machinery, apparatus, equipment, goods, fittings, fixtures and articles of personal property of every kind and nature located or subsequently located on the Real Estate (individually and collectively, "Equipment"), and all of the right, title and interest of Borrower in and to any Equipment which may be subjected to any title retention or security agreement superior in lien to the lien of this Mortgage. It is agreed that all Equipment is part and parcel of the Mortgaged Property and appropriated to the use of the Real Estate and, whether affixed or not, unless Lender shall otherwise elect, be deemed to be real estate and granted under this Mortgage;

         4. All easements, rights-of-way, licenses, privileges and appurtenances relating to the Real Estate;

         5. All rents, issues, profits, revenues, proceeds, accounts and general intangibles arising from the Real Estate or relating to any business conducted by Borrower on the Real Estate, under present or future leases, reservation and/or purchase agreements, licenses or otherwise, which are specifically assigned and transferred to Lender, including, without limit, all rights conferred by Act 210 of the Michigan Public Acts of 1953, as amended;

         6. All right, title and interest of Borrower in and to the land lying in the bed of any street, road, avenue, alley or walkway, opened or proposed or vacated, adjoining the Real Estate;

         7. Any and all awards or payments, including, without limit, interest on any awards or payments, and the right to receive them, which may be made with respect to the Mortgaged Property as a result of: (a) the exercise of the right of eminent domain, (b) the alteration of the grade of any street, (c) any loss of or damage to any building or other improvement on the Real Estate, (d) any other injury to or decrease in the value of the Mortgaged Property, (e) any refund due on account of the payment of real estate taxes, assessments or other charges levied against or imposed upon the Mortgaged Property, or (f) any refund of utility deposits or right to any tenant deposit; and


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         8. All substitutions, replacements, extensions, renewals, additions and accessories for or to any of the foregoing.

1. COVENANTS AND WARRANTIES. Borrower covenants and warrants to Lender as follows:

                  (a) AUTHORITY; NO CONFLICT. Borrower has the power and authority to execute, deliver and perform its obligations under this Mortgage. The execution, delivery and performance of this Mortgage by Borrower does not, and will not violate or conflict with any provision of its organizational or charter documents or any agreement, court order or consent decree to which Borrower is a party or by which Borrower may be bound.

                  (b) TITLE TO MORTGAGED PROPERTY. Borrower is the owner and is lawfully seized and possessed of the Mortgaged Property. Borrower has good right, full power and authority to mortgage the Mortgaged Property in accordance with the terms of this Mortgage. The Mortgaged Property is and shall remain free and clear of any liens and encumbrances excepting only Permitted Liens. For purposes of this Mortgage, "Permitted Liens" shall mean those liens or encumbrances shown on a loan policy of title insurance accepted in writing by Lender.

                  (c) PAYMENT OF INDEBTEDNESS. Borrower will pay and perform the Indebtedness when due, whether by maturity, acceleration or otherwise.

                  (d) MAINTENANCE OF MORTGAGED PROPERTY; WASTE. Borrower shall preserve and maintain the Mortgaged Property in good repair, working order and condition, excepting ordinary wear and tear, and shall not commit or permit the commission of waste against the Mortgaged Property. Failure, refusal or neglect of Borrower to pay any taxes or assessment or any utility rates levied, assessed or imposed upon the Mortgaged Property, and/or nonpayment of any premiums for insurance, shall constitute waste, and shall entitle Lender to exercise the remedies provided in this Mortgage, as well as those afforded by law.

                  (e)      PAYMENT OF TAXES; DISCHARGE OF LIENS.

                                  (i) Borrower shall pay when due, and before
         any interest, collection fees or penalties accrue, all taxes, assessments, encumbrances, liens, mortgages, deeds of trust, water or sewer charges and other charges and impositions (individually and collectively, "Imposition(s)") levied, assessed or existing with respect to the Mortgaged Property, or any part of it, and Borrower will deliver to Lender receipts showing payment of the Imposition(s). If Borrower fails to pay any of the Imposition(s), Lender, at its option, may pay such Imposition(s) and the monies paid shall be a lien upon the Mortgaged Property, added to the amount secured by this Mortgage, and payable immediately by Borrower to Lender with interest at the higher of (i) the interest rate, if any, charged by the particular entity levying or assessing the Imposition(s), or (ii) the highest rate charged by Lender on any of the Indebtedness (but in either case not to exceed the maximum interest rate permitted by law).

                                  (ii) Upon the occurrence of an Event of
         Default (as hereinafter defined) hereunder, at the option of Lender, Borrower shall pay to Lender, in advance on the first day of each month, a pro rata portion (as determined by Lender) of all Imposition(s) levied, assessed or existing on the Mortgaged Property. In the event that sufficient funds have been deposited with Lender to cover the amount of these Imposition(s) when they become due and payable, Lender shall pay them. In the event that sufficient funds have not been deposited to cover the amount of these Imposition(s) at least thirty (30) days prior to the time when they become due and payable, Borrower shall immediately pay the amount of the deficiency to Lender. Lender shall not be required to keep a separate account or to pay Borrower any interest on the funds held by Lender for the payment of the Imposition(s) pursuant to this Section 1(e) or for the payment of insurance premiums under Section 1(g) below, or on any other funds deposited with Lender in connection with this Mortgage. The funds on deposit with Lender are further security for the Indebtedness and if an




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         Event of Default occurs under this Mortgage, any funds remaining on deposit with Lender may be applied against the Indebtedness at any time after the Event of Default occurs, and without notice to Borrower.

         (f) SALE OR TRANSFER. Borrower will not sell or transfer all or any interest in the Mortgaged Property or in Borrower without the prior written consent of Lender. For purposes of this Section 1(f), a "transfer" of Borrower shall include, without limitation, any sale (involving either all or any portion of the equity interest in Borrower or all or substantially all of Borrower's assets), merger, consolidation, change in control or termination of existence of Borrower. Notwithstanding the foregoing, Lender's consent shall not be required for transfers of limited partner interests of Borrower for estate planning purposes, provided that such transfers, in the aggregate, shall not result in a change in control of Borrower. In the event ownership of the Mortgaged Property, or any part, becomes vested in any person(s) other than Borrower, Lender may deal with and may enter into any contract or agreement with the successor(s) in interest with reference to this Mortgage in the same manner as with Borrower, without discharging or otherwise affecting the lien of this Mortgage or Borrower's obligations under this Mortgage.

                  (g)      INSURANCE.

                                  (i) Borrower shall keep the buildings and all
         other improvements on the Mortgaged Property insured for the benefit of Lender against fire and other hazards and risks. Borrower covenants and agrees that Borrower will carry and maintain, at its sole cost and expense, the following types of insurance, in the amounts specified:
         (A) comprehensive general liability insurance with initial limits of not less than One Million Dollars ($1,000,000) for death or injuries to one person and not less than One Million Dollars ($1,000,000) for death or injuries to two or more persons in one occurrence, not less than One Million Dollars ($1,000,000) for damage to property; (B) fire and extended coverage insurance on a replacement form with inflation-guard vandalism and malicious mischief endorsements; (C) rent loss or business interruption insurance covering a period of not less than twelve (12) months; (D) flood insurance (if the Mortgaged Property is situated in an area which is considered a flood risk area by the United States Department of Housing and Urban Development, and for which flood insurance is available under the National Flood Insurance Act of 1968, as amended); (E) builder's risk insurance (if Borrower is constructing buildings or improvements on the Mortgaged Property) in an amount not less than 100% of their full insurable replacement cost; (F) an umbrella policy of not less than $5,000,000; and (G) such other insurance and in such amounts as may be reasonably required from time to time by Lender. All insurance shall be in amounts and in forms and with companies satisfactory to Lender. Borrower shall deliver to Lender the policies (or, alternatively, originally executed certificates of insurance therefor) evidencing the required insurance with premiums fully paid, and with standard mortgagee clauses (making all losses payable to Lender). Renewals of the required insurance (together with evidence of premium prepayment for one (1) year in advance) shall be delivered to Lender at least thirty (30) days before the expiration of any existing policies. All policies and renewals shall provide that they may not be canceled or amended without giving Lender thirty (30) days prior written notice of cancellation or amendment.

                                  (ii) Should Borrower fail to insure or fail to
         pay the premiums on any required insurance or fail to deliver the policies or renewals as provided above, Lender may have the insurance issued or renewed (and pay the premiums on it for the account of Borrower) in amounts and with companies and at premiums as Lender deems appropriate. If Lender elects to have insurance issued or renewed to insure Lender's interest, Lender shall have no duty or obligation of any kind to also insure Borrower's interest or to notify Borrower of Lender's actions. Any sums paid by Lender for insurance, as provided above, shall be a lien upon the Mortgaged Property, added to the amount secured by this Mortgage, and payable immediately by Borrower to Lender, as the case may be, with interest on those sums at the highest rate charged by Lender on any of the Indebtedness (but not to exceed the maximum interest rate permitted by law).

                                  (iii) In the event of loss or damage to the
         Mortgaged Property, the proceeds of all required insurance shall be paid to Lender. No loss or damage shall itself reduce the Indebtedness.


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         Lender or any of its employees is each irrevocably appointed attorney-in-fact for Borrower and is authorized to adjust and compromise each loss without the consent of Borrower, to collect, receive and receipt for the insurance proceeds in the name of Lender and Borrower and to endorse Borrower's name upon any check in payment of the loss.

                                  (iv) Lender shall apply such proceeds to the
         repair and restoration of the Mortgaged Property subject to the following conditions:

                                    (1)     there shall be no Event of Default
                                            existing hereunder;

                                    (2)     plans for repair and restoration
                                            shall be reviewed and approved by
                                            Lender, which approval shall not be
                                            unreasonably withheld or delayed;

                                    (3)     repair and restoration of the
                                            Mortgaged Property to a viable,
                                            economic unit (as determined by
                                            Lender) can practicably be completed
                                            prior to the Due Date set forth in
                                            the Note;

                                    (4)     Borrower shall have deposited with
                                            Lender funds equal to the positive
                                            difference, if any, between the cost
                                            of repair, restoration and
                                            completion, and the amount of the
                                            insurance proceeds; and

                                    (5)     disbursements will be made by Lender
                                            or, at Lender's option, a title
                                            insurance company acceptable to
                                            Lender, pursuant to procedures
                                            necessary or appropriate to keep the
                                            Mortgaged Property free of
                                            mechanics' liens and to ensure that
                                            funds are properly applied.

         Provided that no Event of Default exists, if there are insurance proceeds in the amount of Twenty-Five Thousand Dollars ($25,000) or less remaining after the repair and restoration of the Mortgaged Property as required hereunder, such proceeds shall be paid to Borrower. Provided that no Event of Default exists, if there are insurance proceeds in excess of Twenty-Five Thousand Dollars ($25,000) remaining after the repair and restoration of the Mortgaged Property as required hereunder, such proceeds shall be applied toward payment of the Indebtedness (or any portion thereof) without premium, whether or not then due or payable, in whatever order of maturity as Lender may elect. Application of proceeds by Lender toward later maturing installments of the Indebtedness shall not excuse Borrower from making the regularly scheduled installment payments nor shall such application extend or reduce the amount of any of these payments.

                                  (v) Notwithstanding Section 1(g)(iv) above, if
         a substantial portion (fifty percent [50%] or more) of the Mortgaged Property is damaged or destroyed during the last twenty-four (24) months of the term of the Note, and provided that no Event of Default then exists hereunder, either Borrower or Lender may elect not to rebuild and to apply the insurance proceeds toward payment of the Indebtedness (or any portion thereof) without premium, whether or not then due and payable, in whatever order of maturity as Lender may elect. Application of proceeds by Lender toward later maturing installments of the Indebtedness shall not excuse Borrower from making the regularly scheduled installment payments nor shall such application extend or reduce the amount of any of these payments.

                                  (vi) In the event of a foreclosure of this
         Mortgage, or the giving of a deed in lieu of foreclosure, the purchaser or grantee of the Mortgaged Property shall succeed to all of the rights of Borrower under the insurance policies including, without limit, any right to unearned premiums and to receive the proceeds.

                                  (vii) Upon the occurrence of an Event of
         Default hereunder, at the option of Lender, Borrower shall pay to Lender, in advance on the first day of each month, a pro rata portion of the




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         annual premiums due (as estimated by Lender) on the required insurance.
         In the event that sufficient funds have been deposited with Lender to cover the amount of the insurance premiums when the premiums become due and payable, Lender shall pay the premiums. In the event that sufficient funds have not been deposited with Lender to pay the insurance premiums at least thirty (30) days prior to the time when they become due and payable, Borrower shall immediately pay the amount of the deficiency to Lender.

                  (h) COMPLIANCE WITH LAW AND OTHER MATTERS. Borrower will comply with all federal, state and local laws, ordinances, rules, regulations and restrictions relating to the ownership, use, occupancy and operation of the Mortgaged Property. Borrower shall be solely responsible to apply for and secure any building permit or permission of any duly constituted authority for the purpose of doing any of the things which Borrower is required or permitted to do under the provisions of this Mortgage. Further, Borrower will comply with, perform Borrower's obligations under, and enforce the obligations of all other parties to all building and use restrictions, ground leases, leases, reservation and/or purchase agreements, condominium documents and/or other instruments affecting or relating to the use and/or occupancy of the Mortgaged Property.

                  (i)      ALTERATION OF IMPROVEMENTS.

                                  (i) Without the prior written consent of
         Lender, Borrower will not remove any building, structure or other improvement forming part of the Mortgaged Property.

                                  (ii) Borrower may from time to time make
         alterations, replacements, additions, changes, and improvements (collectively, "Alterations") in and to the Mortgaged Property as Borrower may find necessary or convenient for its purposes; provided, however, that no such Alterations shall decrease the value of the Mortgaged Property. All work with respect to any Alteration shall be done in a good and workmanlike manner by properly qualified and licensed personnel, and such work shall be diligently prosecuted to completion.

                                  (iii) Borrower shall pay the costs of any
         Alterations done on the Mortgaged Property, and shall keep the Mortgaged Property free and clear of liens of any kind. Borrower shall indemnify and defend Lender from and against any liability, loss, damage, costs, attorneys' fees, and any other expense incurred as a result of claims of lien by any person performing work or furnishing materials or supplies for Borrower or any person claiming under Borrower.

                                  (iv) No Alteration shall be undertaken until
         Borrower shall have procured and paid for all required permits and authorizations of all municipal departments and governmental subdivisions having jurisdiction. Any Alteration involving an estimated cost of more than Twenty-Five Thousand and 00/100 Dollars ($25,000.00) shall be conducted under the supervision of a licensed architect or engineer selected by Borrower and satisfactory to Lender and shall be made in accordance with detailed plans and specifications ("Plans and Specifications") and cost estimates prepared by such architect or engineer and approved in writing in advance by Lender. Any Alteration shall be made promptly and in a good workmanlike manner and in compliance with all applicable permits and authorizations and building and zoning laws and all laws and in accordance with the orders, rules and regulations of the Board of Fire Insurance Underwriters and any other body hereafter exercising similar functions having or asserting jurisdiction over the Mortgaged Property.

                                  (v) In connection with any Alteration
         involving an estimated cost in excess of Twenty-Five Thousand and 00/100 Dollars ($25,000.00), Lender shall have the right to require Borrower to post a bond or other security reasonably satisfactory to Lender to insure the completion of such Alteration.

                  (j)      OBLIGATION TO REBUILD.



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                                  (i) If any portion of the Mortgaged Property
         is damaged or destroyed by fire or other casualty, subject to Section 1(g)(iv) above, Borrower shall, at its sole cost and expense, forthwith repair, restore, rebuild or replace the damaged or destroyed improvements, fixtures or equipment, and complete the same as soon as reasonably possible, to the condition they were in prior to such damage or destruction, except for such changes in design or materials as may then be required by law or are approved by Lender in Lender's reasonable discretion. Lender, in such event, shall, to the extent the proceeds of the insurance are made available to Lender, reimburse Borrower for the costs of making such repairs, restoration, rebuilding and replacements on such terms as Lender may reasonably require. To the extent, if any, that the proceeds of insurance made available as aforesaid are insufficient to pay the entire cost of making such repairs, restoration, rebuilding and replacements, Borrower shall pay the amount by which such costs exceed the insurance proceeds made available as aforesaid.

                                  (ii) Notwithstanding the foregoing, in the
         event that Borrower fails to commence the repair or restoration of the Mortgaged Property pursuant to this Section 1(j) within sixty (60) days after the casualty, or if Borrower abandons or fails to diligently pursue completion of such repair or restoration (as determined in Lender's reasonable judgment), then Lender shall be entitled to apply the insurance proceeds first towards reimbursement of all costs and expenses of Lender in collecting the proceeds (including, without limit, court costs and reasonable attorneys' fees), and then toward any payment of the Indebtedness or any portion of it, whether or not then due or payable and in whatever order of maturity as Lender may elect. Application of proceeds by Lender toward later maturing installments of the Indebtedness shall not excuse Borrower from making the regularly scheduled installment payments nor shall such application extend or reduce the amount of any of these payments.

                  (k) RECORDING. Borrower will cause this Mortgage, any supplemental or restated mortgage and any financing and continuation statements required by the applicable Uniform Commercial Code to be recorded and filed at Borrower's expense in such manner and in such place as may, in Lender's opinion, be necessary or proper.

                  (l) ADDITIONAL ASSURANCES. Borrower will execute and deliver additional instruments and take additional actions as Lender may reasonably request to carry out the terms and conditions of this Mortgage.

                  (m) BOOKS AND RECORDS; INSPECTION RIGHTS. Borrower will at all times maintain accurate and complete books and records and copies of all building and use restrictions, ground leases, leases, reservation and/or purchase agreements, condominium documents, contracts and/or other instruments with respect to the Mortgaged Property. Lender may inspect and make copies of those books and records and any other data relating to the Mortgaged Property. Lender may inspect the Mortgaged Property at such reasonable times as Lender shall determine. Borrower will promptly provide to Lender reports concerning the income, expenses and financial and other conditions of the Mortgaged Property as may be required from time to time by Lender.

                  (n) ENVIRONMENTAL REPRESENTATION, WARRANTY AND
INDEMNIFICATION. Notwithstanding anything in this Mortgage to the contrary, Borrower represents, covenants and warrants to Lender as follows:

                                  (i) At all times since Borrower has acquired
         any interest or rights in the Mortgaged Property, whether through lease, land contract, deed or otherwise and, to Borrower's knowledge, after due inquiry (including, without limitation, the Phase I Environmental Assessment dated _______________, 199__, prepared by Driesenga & Associates, Inc., and identified as Job No. __________ ["Assessment"]), at all times prior to Borrower's acquisition of such interest or rights in the Mortgaged Property: there are no and have been no violations of the Relevant Environmental Laws (as hereinafter defined) at the Mortgaged Property and no consent orders have been entered with respect to the Mortgaged Property; there are no and have been no Hazardous Materials (as hereinafter defined) or Asbestos (as hereinafter defined) either at, upon, under or within, or discharged or emitted at or from, the Mortgaged Property; no Hazardous Materials or Asbestos have flown, blown or otherwise become present at the



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         Mortgaged Property from neighboring land; and no Hazardous Materials or
         Asbestos have been removed from the Mortgaged Property.

                                  (ii) Borrower, after due inquiry (including,
         without limitation, the Assessment), is not aware of any claims of litigation, and has not received any communication, concerning the presence or possible presence of Hazardous Materials or Asbestos at the Mortgaged Property or concerning any violation or alleged violation of the Relevant Environmental Laws respecting the Mortgaged Property. Borrower shall promptly notify Lender of any such claims and shall furnish Lender with a copy of any such communications received after the date of this Mortgage.

                                  (iii) Borrower shall ensure that the Mortgaged
         Property complies in all respects with the Relevant Environmental Laws and shall notify Lender promptly and in reasonable detail in the event that Borrower becomes aware of the presence of Hazardous Materials or Asbestos or a violation of the Relevant Environmental Laws at the Mortgaged Property.

                                  (iv) Should Borrower use or permit the
         Mortgaged Property to be used or maintained so as to subject Borrower, Lender or the use of the Mortgaged Property to a claim of violation of the Relevant Environmental Laws (unless contested in good faith by appropriate proceedings satisfactory to Lender), Borrower shall immediately remedy and fully cure, at its own cost and expense, any conditions arising therefrom.

                                  (v) Borrower shall pay immediately when due
         the cost of compliance with the Relevant Environmental Laws. Further, Borrower shall keep the Mortgaged Property free of any lien imposed pursuant to the Relevant Environmental Laws.

                                  (vi) In the event that Borrower fails to
         comply with the requirements of clauses (i) through (v) in this Section 1(n), after notice to Borrower and the earlier of the expiration of any applicable cure period under this Mortgage or the expiration of the cure period permitted under the Relevant Environmental Laws, if any, Lender may, but in no event shall be obligated to, exercise its right to do one or more of the following: (A) elect that such failure constitutes an Event of Default under this Mortgage; and/or (B) take any and all actions, at Borrower's expense, that Lender deems necessary or desirable to cure such failure of compliance. Any costs incurred pursuant to this clause (vi) or clause (vii) in this Section 1(n), shall become immediately due and payable without notice and with interest thereon at a rate equal to the highest interest rate charged on the Indebtedness (but not to exceed the maximum interest rate permitted by law), and such amount, including interest, shall, if incurred prior to the foreclosure of this Mortgage or the delivery of a deed in lieu of foreclosure, be added to the Indebtedness and shall be secured by this Mortgage.

                                  (vii) Lender shall not be liable for and
         Borrower shall immediately pay to and indemnify, defend and hold Lender harmless from and against, all loss, cost, liability, damage and expense (including, without limit, attorneys' fees and costs incurred in the investigation, defense and settlement of claims) that Lender may suffer or incur (as holder of this Mortgage, as mortgagee in possession or as successor in interest to Borrower as owner of the Mortgaged Property by virtue of foreclosure or acceptance of a deed in lieu of foreclosure) as a result of or in connection in any way with Borrower's failure to comply with the terms and provisions of this Section 1(n).

                                  (viii) The provisions of clauses (i) through
         (vii) of this Section 1(n) shall survive the repayment of the Indebtedness and the performance of all duties and obligations related thereto, the foreclosure of this Mortgage, the delivery of a deed in lieu of foreclosure and/or the discharge of this Mortgage.

                  "Relevant Environmental Laws" shall mean all applicable federal, state and local laws, rules, regulations, orders, judicial determinations and decisions or determinations by any judicial, legislative or executive body of any governmental or quasi-governmental entity, whether in the past, the present or the future, with respect to: (i) the installation, existence or removal of, or exposure to, Asbestos on the Mortgaged Property; (ii) the existence on, discharge from, or removal from the Mortgaged Property of Hazardous Materials; and/or
         (iii) the effects on the environment of the Mortgaged Property or of any activity now, previously, or hereafter conducted on the Mortgaged Property.

                  "Asbestos" shall have the meanings provided under the Relevant Environmental Laws, and shall include, without limitation, asbestos fibers and friable asbestos, as such terms are defined under the Relevant Environmental Laws.

                  "Hazardous Materials" shall mean any of the following (as defined by the Relevant Environmental Laws): solid wastes; toxic or hazardous substances, wastes, or contaminants (including, without limit, polychlorinated biphenyls, paint containing lead, and/or urea formaldehyde foam insulation; and discharges of sewage or effluent.

                  (o) REPORTING REQUIREMENTS. Borrower hereby covenants and agrees to deliver to Lender or cause Meritage Hospitality Group Inc., a Michigan corporation ("MHG"), to deliver the following:

                                  (i) Management prepared and certified
         quarterly financial statements for Borrower within forty-five (45) days after the end of the first three (3) quarters of each fiscal year of Borrower.

                                  (ii) Annual financial statements for MHG
         audited by an independent certified public accountant, which annual financial statements will include a consolidating statement on Borrower, within one hundred twenty (120) days after the end of each fiscal year of Borrower.

                                  (iii) Management prepared and certified unit
         level profit and loss statements relating to the operation of the Wendy's franchised restaurant operation located on the Mortgaged Property ("Franchised Operation") within forty-five (45) days after the end of each fiscal year of Borrower.


         Such financial statements shall be true and correct in all respects, shall be prepared in accordance with generally accepted accounting principles, and shall fairly represent the respective financial conditions of the subjects thereof as of the respective dates thereof. If Borrower's financial statements are prepared on a consolidated basis, Borrower hereby covenants and agrees to prepare financial statements specifically relating to the operation of the Franchised Operation. At the request of Lender, Borrower shall obtain the consent of Borrower's accountant(s) to the inclusion of Borrower's most recent financial statement in any regulatory filing or report to be filed by Lender.

                  (p) INDEMNIFICATION. Borrower shall appear in and defend any suit, action or proceeding that might in any way and in the sole judgment of Lender affect the value of the Mortgaged Property, the validity, enforceability and priority of this Mortgage or the rights and powers of Lender. Borrower shall, at all times, indemnify, defend, hold harmless and on demand, reimburse Lender for any and all loss, damage, expense or cost, including cost of evidence of title and attorneys' fees, arising out of or incurred in connection with any such suit, action or proceeding, and the sum of such expenditures shall be secured by this Mortgage and shall bear interest at the highest rate accruing on the Indebtedness, not to exceed the maximum rate permitted by law, and shall be due and payable on demand. Borrower shall pay cost of suit, cost of evidence of title and reasonable attorneys' fees in any proceeding or suit, including appellate proceedings, brought by Lender to foreclose or otherwise enforce this Mortgage. Notwithstanding the foregoing, Borrower shall not be required to indemnify Lender against actions or inactions caused by Lender's gross negligence or gross misconduct.

                  (q) ESTOPPEL CERTIFICATES. Borrower shall, within ten (10) days after written request therefor from Lender, furnish to Lender, or such other persons or entities as Lender shall designate, a duly acknowledged written statement setting forth the amount of the debt secured by this Mortgage, and stating either that no setoffs or defenses exist against such debt, or, if such setoffs or defenses are alleged to exist, the nature thereof, that no Event of Default then exists, and no event has occurred, which with notice or the passage of time, or both would constitute an Event of Default.

                  (r) FRANCHISE AGREEMENT. Borrower is a franchisee in good standing with Wendy's International, Inc., an Ohio corporation ("Franchisor"), and is not in default under its franchise agreement with Franchisor relating to the Franchised Operation ("Franchise Agreement"). Borrower agrees to comply with the terms of the Franchise Agreement and to take all actions necessary or required to keep the Franchise Agreement in full force and effect. Borrower will not encumber its rights under the Franchise Agreement except to Lender. Borrower agrees to promptly provide Lender with a copy of any notice to Borrower of a default under the Franchise Agreement. Further, Borrower agrees to promptly provide Lender with a copy of any notice to Borrower of the existence of any breach which, with notice or passage of time, or both, would entitle Franchisor to terminate the Franchise Agreement.

                  (s) FIXED CHARGE COVERAGE RATIO. Borrower shall maintain a Fixed Charge Coverage Ratio (as hereinafter defined) of not less than 1.2 to 1.0 for Borrower's business operations generally and not less than 1.2 to 1.0 for the Franchised Operation. "Fixed Charge Coverage Ratio" shall mean Borrower's Operating Cash Flow divided by its Fixed Charges (each as defined below). The Fixed Charge Coverage Ratios shall be calculated by Borrower from time to time and dates as determined by Lender, and Borrower shall submit such information as Lender may require to confirm and approve Borrower's calculation of the Fixed Charge Coverage Ratios.

                  (i) "Fixed Charges" shall mean the sum of the following items set forth on a pro forma basis separately stated for both Borrower's business operations generally and for the Franchised Operation, in each case, for the applicable twelve (12) month operating period:

                           (A) current portion of long-term debt (defined as the current portion of long-term debt due to mature during the next twelve
         (12) month operating period, as stated in Borrower's applicable financial statement, plus, if not already included therein, the current portion of principal payments imputed on all capital leases), plus

                           (B) interest expense (defined as the interest expense as stated on Borrower's applicable financial statement, plus, if not already included therein, the interest expense imputed on all capital leases), plus

                           (C) the current portion of operating leases (defined as the amount of rent due under operating leases for the next twelve
         (12) month operating period).

                  (ii) "Operating Cash Flow" shall mean the sum or subtraction of the following items separately stated for both Borrower's business operations generally and for the Franchised Operation, in each case, for the applicable prior twelve (12) month operating period:

                           (A) net income (defined as the net income stated on Borrower's applicable financial statement), plus

                           (B) depreciation and amortization (defined as the depreciation and amortization expense as stated on Borrower's applicable financial statement), plus

                           (C) interest expense (as defined above), plus

                           (D) operating lease expense (defined as the amount of rental expense paid under operating leases, as stated on Borrower's applicable financial statements), plus or minus

                           (E) non-recurring items (defined as items which, when computing cash flow, should in Lender's reasonable business judgment, be added back to or subtracted from net income to normalize results).

                  (t) PARTNERSHIP DISTRIBUTIONS. Borrower covenants and agrees that Borrower shall not make any distribution(s) as defined under Section 8 of that certain Agreement of Limited Partnership of WM Limited Partnership - 1998, dated as of January 30, 1998, between MCC Food Service, Inc., a Michigan corporation and MHG, if such distribution(s) at the time of the distribution would cause the Fixed Charge Coverage Ratio for Borrower's business operations generally to be less than 1.2 to 1.0.

         2.       APPLICATION OF CONDEMNATION AWARDS.
                  -----------------------------------

                  (a) CONDEMNATION AWARD. Any eminent domain or condemnation proceeds shall be paid directly to Lender and applied toward reimbursement of all Lender's costs and expenses incurred in connection with collecting the award (including, without limit, court costs and reasonable attorneys' fees), and the balance applied upon the Indebtedness whether or not then due or payable in whatever manner Lender deems advisable. Application by Lender of any condemnation award or portion of it toward the last maturing installments of the Indebtedness shall not excuse Borrower from making the regularly scheduled payments nor extend or reduce the amount of these payments.

                  (b) APPOINTMENT OF LENDER. Lender and each of its officers is irrevocably appointed (which appointment is coupled with an interest) attorney-in-fact for Borrower (with power of substitution) and is authorized to receive, receipt for, discharge and satisfy any condemnation award or judgment, whether joint or several, on behalf of Borrower, Borrower's legal representatives, successors and assigns; provided, however, that Lender shall not be liable for failure to collect any condemnation award.

         3.       ADDITIONAL SECURITY.
                  --------------------

                  (a)      SECURITY INTEREST.
                           ------------------

                                  (i) This Mortgage, as to any Equipment,
         fixtures, accounts, general intangibles and other personal property included within the definition of Mortgaged Property (collectively, "Personal Property"), shall constitute a security agreement within the meaning of the Uniform Commercial Code and Borrower grants to Lender a security interest in the Personal Property of Borrower. Borrower agrees, upon request of Lender, to promptly furnish a list of Personal Property owned by Borrower and subject to this Mortgage and, upon request by Lender, to immediately execute, deliver and/or file any amendments to this Mortgage, any separate security agreement and any financing statements to evidence and perfect the security interest in such Personal Property contemplated by this Section. Lender and each of its officers is irrevocably appointed (which appointment is coupled with an interest) attorney-in-fact for Borrower (with power of substitution) and each is authorized to execute, deliver and/or file any of such amendments to this Mortgage, any separate security agreement and any financing statements.

                                  (ii) Upon the occurrence of any Event of
         Default under this Mortgage, Lender shall have all of the rights and remedies of a secured party under the Uniform Commercial Code or otherwise provided by law or by this Mortgage including, without limit, the right to require Borrower to assemble the Personal Property and make it available to Lender at a place to be designated by Lender which is reasonably convenient to such parties, the right to collect all accounts receivable, the right to take possession of the Personal Property with or without demand and with or without process of law and the right to sell and dispose of it and distribute the proceeds according to law. Borrower agrees that any requirement of reasonable notice, if any, shall be met if Lender sends notice to Borrower at least five (5) days prior to the date of sale, disposition or other event giving rise to the required notice. Borrower agrees that the proceeds of any disposition of the Personal Property may be applied by Lender first to Lender's reasonable expenses in connection with the disposition including, without limit, reasonable attorneys' fees and legal expenses, and then to payment of the Indebtedness.

                  (b) LICENSES AND PERMITS. As additional security for the Indebtedness and to the extent permitted by their terms, Borrower assigns to Lender all of Borrower's rights and interest in all licenses or permits affecting the Mortgaged Property. This assignment shall not impose upon Lender any obligations with respect to any license or permit. Borrower shall not cancel or amend any of the licenses or permits assigned (nor permit any of them to terminate if they are necessary or desirable for the operation of the Mortgaged Property) without first obtaining the written approval of Lender.

         4.                EVENTS OF DEFAULT AND REMEDIES.
                           -------------------------------

                  (a) EVENTS OF DEFAULT. Any of the following events shall, for purposes of this Mortgage, constitute an "Event of Default":

                                  (i) Failure by Borrower to pay any amount
         owing on or with respect to the Indebtedness when due, whether by maturity, acceleration or otherwise, which failure continues for three
         (3) days after the date of written notice to Borrower from Lender of such default.

                                  (ii) Any failure by Borrower to comply with
         any of the non-monetary terms, provisions, warranties or covenants of the Note, this Mortgage or the other Loan Documents, which failure continues for fifteen (15) days after the date of written notice to Borrower from Lender of such default.

                                  (iii) Institution of foreclosure proceedings
         or other exercise of rights and remedies under any mortgage, deed of trust or other lien against the Mortgaged Property (or any portion thereof).

                                  (iv) Insolvency of Borrower or the admission
         in writing of Borrower's inability to pay debts as they mature.

                                  (v) Any statement, representation or
         information made or furnished by or on behalf of Borrower to Lender in connection with or to induce Lender to provide or advance any of the Indebtedness shall prove to be false or materially misleading when made or furnished.

                                  (vi) Institution of bankruptcy,
         reorganization, insolvency or other similar proceedings by or against Borrower, unless, in the case of a petition filed against Borrower the same is dismissed within sixty (60) days) of the date of filing.

                                  (vii) The issuance or filing of any
         attachment, levy, garnishment or the commencement of any related proceeding or the commencement of any other judicial process upon or in respect to Borrower or the Mortgaged Property.

                                  (viii) Sale or other disposition by Borrower
         of any substantial portion of its assets or property.

                                  (ix) Death, dissolution, merger,
         consolidation, termination of existence, insolvency, business failure or assignment for the benefit of creditors of or by Borrower.

                                  (x) Any failure by Borrower to pay when due
         any indebtedness (other than to Lender) or any failure in the observance or performance of any term, covenant or condition contained in any document evidencing, securing or relating to such indebtedness, which failure continues beyond any applicable cure period.

                                  (xi) Receipt by Borrower of a notice of
         termination of the Franchise Agreement.

                                  (xii) If the Note, this Mortgage and the other
         Loan Documents have not been assigned to the Trust, the default by Borrower which continues beyond any applicable grace or cure period under the Retained Obligations; provided, however, if the Note, this Mortgage and the other Loan Documents are assigned to the Trust, this clause (xii) shall be of no force or effect during the term of such assignment.

                                  (xiii) In the event that the Note, this
         Mortgage and the other Loan Documents are assigned to the Trust, the default by Borrower which continues beyond any applicable grace or cure period under the Trust Obligations.

                  (b) REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of any Event of Default, Lender shall have the following rights and remedies:

                                  (i) Declare all or part of the Indebtedness
         immediately due and payable.

                                  (ii) Demand that Borrower immediately
         surrender the possession of the Mortgaged Property to Lender, and Borrower consents to Lender taking possession of the Mortgaged Property and the books and records relating to the Mortgaged Property.

                                  (iii) Lease the Mortgaged Property and collect
         rents for the account of Borrower.

                                  (iv) Foreclose the interest of Borrower in the
         Mortgaged Property by action pursuant to applicable law. Commencement of such an action shall be deemed a declaration of acceleration pursuant to clause (i) above.

                                  (v) Sell or cause to be sold the Mortgaged
         Property and convey the same to the purchaser thereof pursuant to the authority and power hereby granted and the provisions of M.C.L.A.
         Section 600.3201 ET SEQ., as amended, pertaining to foreclosure by advertisement, which statute does not require that Borrower be personally notified of such sale or that a judicial hearing be held before the sale can be conducted. Lender may direct the sale of the Mortgaged Property to be in one or several parcels and in any order as Lender may elect in its sole discretion, at such time and place, upon such terms and after such notice as may be required or permitted by applicable law.

                                  (vi) Collect and receive all rents, profits
         and other amounts that are due or shall subsequently become due under the terms of any leases, land contract, or other agreements by which Borrower is leasing or selling the Mortgaged Property or any interest in the Mortgaged Property. Lender may also exercise any other rights or remedy of Borrower under any such lease, land contract or other agreement. However, Lender shall have no obligation to make any demand or inquiry as to the nature or sufficiency of any payment received or to present or file any claim or take any other action to collect or enforce the payment of any amounts to which Lender may become entitled under this Mortgage. Similarly, Lender shall not be liable for any of Borrower's obligations under any such lease, land contract or other agreement.

                                  (vii) Exercise all rights, remedies and
         privileges afforded a "secured party" under Article 9 of the Michigan Uniform Commercial Code with respect to any of the Mortgaged Property which is personal property.

                                  (viii) Enter upon the Mortgaged Property and
         take other actions as Lender deems appropriate to perform Borrower's obligations under this Mortgage to inspect, repair, protect or preserve the Mortgaged Property, to investigate or test for the presence of any Hazardous Materials and/or to appraise the Mortgaged Property.

                                  (ix) Pursue any other available remedy at law
         or equity to enforce the payment of the Indebtedness.

                  (c)      REMEDIES GENERALLY.
                           -------------------

                                  (i) WARNING: THIS MORTGAGE CONTAINS A POWER OF
         SALE AND UPON DEFAULT MAY BE FORECLOSED BY ADVERTISEMENT. IN FORECLOSURE BY ADVERTISEMENT AND THE SALE OF THE MORTGAGED PROPERTY IN CONNECTION THEREWITH, NO HEARING IS REQUIRED AND THE ONLY NOTICE REQUIRED IS TO PUBLISH NOTICE IN A LOCAL NEWSPAPER AND TO POST A COPY OF THE NOTICE ON THE MORTGAGED PROPERTY.

                                  (ii) WAIVER: THE BORROWER WAIVES ALL RIGHTS
         UNDER THE CONSTITUTION AND LAWS OF THE UNITED STATES AND UNDER THE CONSTITUTION AND LAWS OF THE STATE OF MICHIGAN TO A HEARING PRIOR TO SALE IN CONNECTION WITH ANY FORECLOSURE BY ADVERTISEMENT AND ALL NOTICE REQUIREMENTS EXCEPT AS SET FORTH IN THE STATUTE PROVIDING FOR FORECLOSURE BY ADVERTISEMENT.

                                  (iii) All remedies provided for in Section
         4(b) shall be available to the extent not prohibited by law, and Lender shall have the unrestricted right to exercise any summary proceeding available at law or in equity in connection therewith. Each remedy shall be cumulative and additional to any other remedy of Lender at law, in equity or by statute. No delay or omission to exercise any right or power accruing upon any default or Event of Default shall impair any such right or power or shall be construed to be a waiver of, or acquiescence in, any such default or Event of Default.

                                  (iv) Lender may waive any Event of Default and
         may rescind any declaration of maturity of payments on the Indebtedness. In case of such waiver or recision, Borrower and Lender shall be restored to their respective former positions and rights under this Mortgage. Any waiver by Lender of any default or Event of Default shall be in writing and shall be limited to the particular default waived and shall not be deemed to waive any other default.

                  (d) RECEIVERS. Upon an Event of Default and commencement of foreclosure proceedings to enforce the rights of Lender under this Mortgage, or upon the commission of waste against the Mortgaged Property, Lender shall be entitled to the appointment of a receiver or receivers of the Mortgaged Property and of the rents, issues and profits of the Mortgaged Property, pending such proceedings and without notice to Borrower.

                  (e) APPLICATION OF PROCEEDS. Any proceeds received by Lender from the exercise of remedies pursuant to Section 4(b) of this Mortgage shall be applied as follows:

                                  (i) First, to pay all costs and expenses
         incidental to the leasing, foreclosure, sale or other disposition of the Mortgaged Property. These costs and expenses shall include, without limit, any costs and expenses incurred by Lender (including, without limit, attorneys' fees and disbursements), and any taxes and assessments or other liens and encumbrances prior to the lien of this Mortgage.

                                  (ii) Second, to all sums expended or incurred
         by Lender directly or indirectly in carrying out any term, covenant or agreement under this Mortgage or any related document, together with interest as provided in this Mortgage.

                                  (iii) Third, to the payment of the
         Indebtedness. If the proceeds are insufficient to fully pay the Indebtedness, then application shall be made first to late charges and interest accrued and unpaid, then to any applicable prepayment premiums, then to unpaid fees and other charges and then to the outstanding principal balance.

                                  (iv) Fourth, any surplus remaining shall be
         paid to Borrower or to whomsoever may be lawfully entitled.

                  (f) MARSHALLING. In the event of foreclosure of this Mortgage or the enforcement by Lender of any other rights and remedies under this Mortgage, Borrower waives any right in respect to marshalling of assets which secure the Indebtedness or to require Lender to pursue its remedies against any other assets or any other party which may be liable for any of the Indebtedness.

                  (g) FURTHER ACTIONS. Promptly upon the request of Lender, Borrower shall execute, acknowledge and deliver any and all further conveyances, documents, mortgages, deeds of trust, security agreements, financing statements and assurances, and do or cause to be done all further acts as Lender may require to confirm and protect the lien of this Mortgage or otherwise to accomplish the purposes of this Mortgage.

                  (h) ATTORNEYS FEES. Any reference in this Mortgage to attorneys' fees shall refer to fees, charges, costs and expenses of in-house and outside attorneys and paralegals, whether or not a suit or proceeding is instituted, and whether incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding, in consultation with counsel, or otherwise. All costs, expenses and fees of any nature for which Borrower is obligated to reimburse or indemnify Lender are part of the Indebtedness secured by this Mortgage and are payable upon demand, unless expressly provided otherwise, with interest until repaid at the highest rate charged on any of the Indebtedness (but not to exceed the maximum rate permitted by law).

         5.                MISCELLANEOUS.
                           --------------

                  (a) GOVERNING LAW. This Mortgage shall be construed in accordance with the laws of the State of Michigan.

                  (b) SUCCESSORS AND ASSIGNS. This Mortgage shall be binding upon the successors and assigns of Borrower including, without limit, any debtor in possession or trustee in bankruptcy for Borrower, and the rights and privileges of Lender under this Mortgage shall inure to the benefit of its successors and assigns. This shall not be deemed a consent by Lender to a conveyance by Borrower of all or any part of the Mortgaged Property or of any ownership interest in Borrower.

                  (c) NOTICES. Notice from one party to another relating to this Mortgage shall be deemed effective if made in writing (including telecommunications) and delivered to the recipient's address, telex number or telecopier number set forth in this Mortgage by any of the following means: (i) hand delivery, (ii) registered or certified mail, postage prepaid, (iii) express mail or other overnight courier service, or (iv) telecopy, telex or other wire transmission with request for assurance of receipt in a manner typical with respect to communications of that type. Notice made in accordance with these provisions shall be deemed delivered on receipt if delivered by hand or wire transmission, on the third business day after mailing if mailed by registered or certified mail, or on the next business day after mailing or deposit with the postal service or an overnight courier service if delivered by express mail or overnight courier. Borrower's telecopier number is (616) 776-2776, and Lender's telecopier number is (734) 994-1376.

                  (d) ENTIRE AGREEMENT; AMENDMENTS. This Mortgage and any agreement to which it refers state all rights and obligations of the parties and supersede all other agreements (oral or written) with respect to the lien granted by this Mortgage. Any amendment of this Mortgage shall be in writing and shall require the signature of Borrower and Lender.

                  (e) PARTIAL INVALIDITY. The invalidity or unenforceability of any provision of this Mortgage shall not affect the validity or enforceability of the remaining provisions of this Mortgage.

                  (f) INSPECTIONS. Any inspection, audit, appraisal or examination by Lender or Lender's agents of the Mortgaged Property or of information or documents pertaining to the Mortgaged Property is for the sole purpose of protecting Lender's interests under this Mortgage and is not for the benefit or protection of Borrower or any third party.

                  (g) JOINT AND SEVERAL LIABILITY. In the event that more than one person or entity executes this Mortgage, the obligations of each person or entity shall be joint and several.

                  (h) AUTOMATIC REINSTATEMENT. Notwithstanding any prior revocation, termination, surrender or discharge of this Mortgage, the effectiveness of this Mortgage shall automatically continue or be reinstated, as the case may be, in the event that:

                                  (i) Any payment received or credit given by
         Lender in respect of the Indebtedness is determined to be a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds, or otherwise required to be returned to Borrower for the benefit of Borrower or any third party under any applicable state or federal law, including, without limit, laws pertaining to bankruptcy or insolvency, in which case this Mortgage shall be enforceable as if any such payment or credit had not been received or given, whether or not Lender relied upon this payment or credit or changed its position as a consequence of it.

                                  (ii) Any liability is imposed, or sought to be
         imposed, against Lender relating to the environmental condition of, or the presence of Hazardous Materials on, in or about the Real Estate, whether this condition is known or unknown, now exists or subsequently arises (excluding only conditions which arise after any acquisition by Lender of any such property, by foreclosure, in lieu of foreclosure or otherwise, to the extent due to the wrongful acts or omissions of Lender), in which case this Mortgage shall be enforceable to the extent of all liability, costs and expenses (including without limit reasonable attorneys fees) incurred by Lender as the direct or indirect result of any environmental condition or Hazardous Materials.

                                  (iii) In the event of continuation or
         reinstatement of this Mortgage, Borrower agrees upon demand by Lender to execute and deliver to Lender those documents which Lender determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Borrower to do so shall not affect in any way the reinstatement or continuation. If Borrower does not execute and deliver to Lender upon demand such documents, Lender and each officer of Lender is irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney of Borrower (with full power of substitution) to execute and deliver such documents in the name and on behalf of Borrower.

                  (i) WAIVER OF JURY TRIAL. BORROWER AND LENDER ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH

COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS MORTGAGE OR THE INDEBTEDNESS.

                  (j) CONSUMER CREDIT. Notwithstanding anything in this Mortgage to the contrary, this Mortgage shall not secure any portion of the Indebtedness which is deemed to be consumer credit under the Truth in Lending Act.

                  (k) ASSIGNMENT. This Mortgage is freely assignable, in whole or in part, by Lender without the consent of Borrower. Except as set forth below, Lender shall provide Borrower with written notice of such assignment. Lender shall be fully discharged from all responsibility accruing hereunder from and after the effective date of any such assignment. Lender's assignee shall, to the extent of the assignment, be vested with all the powers and rights of Lender hereunder (including those granted under Section 4 hereof or otherwise with respect to the Mortgaged Property), and to the extent of such assignment the assignee may fully enforce such rights and powers, and all references to Lender shall mean and refer to such assignee. Lender shall retain all rights and powers hereby given not so assigned, transferred and/or delivered. Borrower hereby waives all defenses which Borrower may be entitled to assert against Lender's assignee with respect to liability accruing hereunder prior to the effective date of any assignment of Lender's interest herein. Borrower may not, in whole or in part, directly or indirectly, assign this Mortgage or its rights hereunder or delegate its duties hereunder without, in each instance, the specific prior written consent of Lender, which consent shall not be unreasonably withheld.

                  (l) SECURITIZATION. Borrower understands and agrees that Lender may, from time to time, assign its rights and powers under the Note, this Mortgage and any other Loan Documents, in whole or in part, in connection with a securitization program. Borrower agrees to enter into an amendment to the Note, this Mortgage and any other Loan Documents if such amendments are required by a nationally recognized rating agency in connection with a securitization program sponsored by Lender and in which the Note, this Mortgage and any other Loan Documents are to be included; provided that Borrower shall not be obligated to enter into any amendment which adversely affects Borrower or adversely alters any of the financial terms of the Loan Documents. Lender shall pay Borrower's reasonable costs associated with such assignment.

         IN WITNESS WHEREOF, Borrower has executed this Mortgage as of the day and year noted above.

WITNESSES:                                BORROWER:

                                          WM LIMITED PARTNERSHIP - 1998 D/B/A
                                          WENDY'S OF MICHIGAN

                                          By MCC Food Service Inc.
                                          Its: General Partner

                                          By
--------------------------                  -----------------------------------
Print Name:

                                              Its
--------------------------                        -----------------------------
Print Name:



STATE OF MICHIGAN                   )
                                    ) ss.
COUNTY OF______                     )

         The foregoing Mortgage was acknowledged before me the ____ day of _______, 1998, by ______________________________, on behalf of MCC Food Service
Inc., a Michigan corporation and the general partner of WM Limited Partnership - 1998, a Michigan limited partnership, on behalf of the limited partnership.


                                           -------------------------------------
                                           Notary Public
                                           _______________ County, Michigan
                                           My Commission Expires:_______________

[Notary Public's Seal]

Prepared By:

Kristin A. Hermann, Esq.
Miller, Canfield, Paddock & Stone, P.L.C.
101 North Main Street, Seventh Floor
Ann Arbor, Michigan  48104-1400

When Recorded Return To:

Captec Financial Group, Inc.
24 Frank Lloyd Wright Drive
Lobby L, Fourth Floor
P.O. Box 544
Ann Arbor, Michigan  48106-0544
Attention:  Robert V. Schrader